UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 21, 2026

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	New York Stock Exchange	and	NYSE Texas
Depositary Shares, each representing a 1/20 interest in a share of 8.50% Series A Mandatory Convertible Preferred Stock, par value $1.00 per share	WHR-PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 21, 2026, Whirlpool Corporation (the “Corporation”) held its 2026 Annual Meeting. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation's proxy statement filed March 10, 2026 (the "Proxy Statement"). The results of the stockholder vote are as follows:

1.Mary Ellen Adcock, Marc R. Bitzer, Judi K. Buckner, Greg Creed, Diane M. Dietz, Gerri T. Elliott, Richard J. Kramer, Jennifer A. LaClair, John D. Liu, James M. Loree, John G. Morikis, and Rudy Wilson were each elected by the stockholders to a term to expire in 2027 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Mary Ellen Adcock	32,296,017	6,109,492	240,008	10,204,489
Marc R. Bitzer	30,735,884	7,680,487	229,146	10,204,489
Judi K. Buckner	32,669,202	5,729,724	246,591	10,204,489
Greg Creed	31,102,104	7,316,800	226,613	10,204,489
Diane M. Dietz	31,757,713	6,644,650	243,154	10,204,489
Gerri T. Elliott	31,859,497	6,546,712	239,308	10,204,489
Richard J. Kramer	31,722,776	6,674,827	247,914	10,204,489
Jennifer A. LaClair	31,502,870	6,900,588	242,059	10,204,489
John D. Liu	32,197,296	6,200,948	247,273	10,204,489
James M. Loree	32,105,391	6,289,895	250,231	10,204,489
John G. Morikis	31,332,130	7,065,094	248,293	10,204,489
Rudy Wilson	32,268,965	6,145,647	230,905	10,204,489

2.The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
26,813,220	11,498,460	333,837	10,204,489

3.The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2026.

For	Against	Abstain
46,613,244	1,074,598	252,769

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2026                     WHIRLPOOL CORPORATION

                            By:     /s/ BRIDGET K. QUINN
                            Name:     Bridget K. Quinn
                            Title:     Deputy General Counsel & Corporate Secretary